UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21676

Eaton Vance Tax-Managed Buy-Write Income Fund
 (Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617) 482-8260
(registrant’s Telephone Number)

December 31
 Date of Fiscal Year End

December 31, 2006
Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
TAX-MANAGED
BUY-WRITE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

INVESTMENT UPDATE

Walter A. Row, CFA
Eaton Vance
Management

Thomas Seto
Parametric Portfolio
Associates LLC

David Stein, Ph.D.
Parametric Portfolio
Associates LLC

Ronald M. Egalka
Rampart Investment
Management

The Fund

  Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol ETB.
  Based on share price, the Fund had a total return of 27.44% for the year ended December 31, 2006. This return resulted from an increase in share price to $21.10 on December 31, 2006, from $18.16 on December 31, 2005, and the reinvestment of $1.80 in quarterly distributions.
  Based on net asset value (NAV), the Fund had a total return of 14.88% for the year ended December 31, 2006. This return resulted from an increase in NAV per share to $20.32 on December 31, 2006, from $19.40 on December 31, 2005, and the reinvestment of all distributions.
  For comparison, the CBOE S&P 500 BuyWrite Index — an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange — had a return of 13.33% during the same period.(1) The S&P 500 Stock Index — a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance — had a total return of 15.78% during the same period.(1)
  The Fund’s Lipper peer group, Lipper Options Arbitrage/Options Strategies Funds Classification, had a total return of 13.71% at NAV during the same period.(1)

Management Discussion

  The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing these objectives, the Fund invests in a diversified portfolio of common stocks that seeks to exceed the performance of the S&P 500 Stock Index,(1) sells S&P 500 call options on a continuous basis and employs a number of tax-management strategies.
  The U.S. stock market moved modestly higher through April 2006, but underwent a sharp correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the Federal Reserve left rates unchanged in a series of meetings. That pause interrupted a string of 17 consecutive rate hikes dating to June 2004. The market rally gained further momentum in the fall of 2006, as energy prices continued to decline from their summer peak. Good corporate earnings and increasing merger activity generated further market momentum through the rest of the year.
  The Fund maintained a highly diversified portfolio of stocks that tracked the S&P 500 Stock Index.(1) Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2006, were financials, information technology, health care, consumer discretionary and energy.
  The Fund’s chief investment strategy seeks current earnings from option premiums. At December 31, 2006, the Fund had written call options on 100% of its equity holdings. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums.
  The implied volatility of equity index options moderated in the second half of 2006, in step with a slow but steady advance in the U.S. capital markets. This low implied volatility was designed into options modeling and strategy. Should market volatility “revert to the

(1)             It is not possible to invest directly in an Index or a Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

INVESTMENT UPDATE

mean” by increasing, the higher attendant implied volatilities — and thus, higher option premiums — benefit the Fund by giving Rampart the opportunity to generate more income and/or write call options further out-of-the-money.

A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market decline (when implied volatility typically increases) — a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market strength (when implied volatility typically decreases) — a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

• Management pursued a tax-managed strategy in order to minimize the impact of federal income taxes. The Fund used losses to offset gains, selected share lots for sale that would result in more favorable tax treatment and emphasized investments in stocks paying qualified dividend income.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	27.44%
Life of Fund (4/29/05)	15.21
Average Annual Total Returns (at net asset value)
One Year	14.88%
Life of Fund	12.66

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Sector Weightings(1)

By total investments

(1)             Reflects the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Ten Largest Holdings(2)

By total investments

Exxon Mobil Corp.	4.1%
General Electric Co.	3.6
Citigroup, Inc.	2.7
Microsoft Corp.	2.6
Bank of America Corp.	2.4
Procter & Gamble Co.	2.0
Cisco Systems, Inc.	1.9
Chevron Corp.	1.8
International Business Machines Corp.	1.7
Johnson & Johnson Co.	1.6

(2)             Ten Largest Holdings represented 24.4% of the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.7%
Security	Shares	Value
Aerospace & Defense — 2.0%
Boeing Co.	27,232	$2,419,291
Honeywell International, Inc.	64,761	2,929,788
Northrop Grumman Corp.	26,780	1,813,006
Rockwell Collins, Inc.	7,248	458,726
United Technologies Corp.	38,848	2,428,777
		$10,049,588
Air Freight & Logistics — 0.5%
United Parcel Service, Inc., Class B	36,301	$2,721,849
		$2,721,849
Airlines — 0.4%
Southwest Airlines Co.	122,034	$1,869,561
		$1,869,561
Auto Components — 0.4%
BorgWarner, Inc.	16,316	$962,970
Johnson Controls, Inc.	13,713	1,178,221
		$2,141,191
Beverages — 3.2%
Anheuser-Busch Cos, Inc.	79,253	$3,899,248
Brown-Forman Corp., Class B	6,113	404,925
Coca-Cola Co.	130,353	6,289,532
PepsiCo, Inc.	82,053	5,132,415
		$15,726,120
Biotechnology — 1.3%
Amgen, Inc.(1)	64,255	$4,389,259
Biogen Idec, Inc.(1)	35,276	1,735,226
CV Therapeutics, Inc.(1)	10,306	143,872
		$6,268,357
Capital Markets — 3.8%
Amvescap PLC ADR	54,842	$1,351,855
Bank of New York Co., Inc.	99,510	3,917,709
Credit Suisse Group ADR	21,404	1,495,069
Federated Investors, Inc., Class B	32,602	1,101,296
Franklin Resources, Inc.	31,557	3,476,635

Security	Shares	Value
Capital Markets (continued)
Goldman Sachs Group, Inc.	3,037	$605,426
Merrill Lynch & Co., Inc.	31,837	2,964,025
Morgan Stanley	49,306	4,014,988
		$18,927,003
Chemicals — 1.3%
Ashland, Inc.	6,811	$471,185
E.I. du Pont de Nemours and Co.	77,067	3,753,934
Eastman Chemical Co.	31,031	1,840,449
Rohm and Haas Co.	7,911	404,410
		$6,469,978
Commercial Banks — 2.9%
Comerica, Inc.	6,819	$400,139
Compass Bancshares, Inc.	5,081	303,082
First Horizon National Corp.	5,141	214,791
Huntington Bancshares, Inc.	9,423	223,796
Marshall & Ilsley Corp.	8,458	406,914
National City Corp.	89,918	3,287,402
Popular, Inc.	50,757	911,088
Wachovia Corp.	105,100	5,985,445
Wells Fargo & Co.	82,804	2,944,510
		$14,677,167
Commercial Services & Supplies — 1.0%
Acco Brands Corp.(1)	4,260	$112,762
Avery Dennison Corp.	382	25,949
Cintas Corp.	28,120	1,116,645
R.R. Donnelley & Sons Co.	57,895	2,057,588
Waste Management, Inc.	51,616	1,897,920
		$5,210,864
Communications Equipment — 4.0%
Cisco Systems, Inc.(1)	343,090	$9,376,650
Corning, Inc.(1)	112,580	2,106,372
Harris Corp.	30,013	1,376,396
Motorola, Inc.	116,382	2,392,814
Nokia Oyj ADR	48,082	977,026
QUALCOMM, Inc.	90,295	3,412,248
Tellabs, Inc.(1)	25,662	263,292
		$19,904,798

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Computer Peripherals — 3.1%
Hewlett-Packard Co.	41,218	$1,697,769
International Business Machines Corp.	89,023	8,648,584
Network Appliance, Inc.(1)	30,962	1,216,187
Palm, Inc.(1)	18,656	262,863
SanDisk Corp.(1)	20,338	875,144
Seagate Technology	66,365	1,758,672
Synaptics, Inc.(1)	39,754	1,180,296
		$15,639,515
Construction & Engineering — 0.1%
Fluor Corp.	8,580	$700,557
		$700,557
Consumer Finance — 1.0%
American Express Co.	47,841	$2,902,513
Capital One Financial Corp.	28,163	2,163,482
		$5,065,995
Containers & Packaging — 0.2%
Bemis Co., Inc.	8,256	$280,539
Temple-Inland, Inc.	20,807	957,746
		$1,238,285
Distributors — 0.1%
Genuine Parts Co.	7,145	$338,887
		$338,887
Diversified Consumer Services — 0.3%
H&R Block, Inc.	58,152	$1,339,822
		$1,339,822
Diversified Financial Services — 6.6%
Bank of America Corp.	226,316	$12,083,011
Citigroup, Inc.	246,225	13,714,732
JPMorgan Chase & Co.	144,915	6,999,394
		$32,797,137
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	169,919	$6,074,604
BellSouth Corp.	12,669	596,837
Citizens Communications Co.	177,817	2,555,230

Security	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	183,898	$6,848,361
Windstream Corp.	51,066	726,158
		$16,801,190
Electric Utilities — 1.0%
PPL Corp.	46,448	$1,664,696
Progress Energy, Inc.	67,182	3,297,293
		$4,961,989
Electrical Equipment — 0.7%
Emerson Electric Co.	76,240	$3,359,897
		$3,359,897
Electronic Equipment & Instruments — 0.0%
Agilent Technologies, Inc.(1)	4,307	150,099
		$150,099
Energy Equipment & Services — 1.9%
BJ Services Co.	14,015	$410,920
Diamond Offshore Drilling, Inc.	17,338	1,386,000
Halliburton Co.	105,772	3,284,221
Noble Corp.	34,571	2,632,582
Schlumberger, Ltd.	20,586	1,300,212
Transocean, Inc.(1)	4,589	371,204
		$9,385,139
Food & Staples Retailing — 1.9%
CVS Corp.	68,200	$2,108,062
SUPERVALU, Inc.	6,564	234,663
Wal-Mart Stores, Inc.	150,998	6,973,088
		$9,315,813
Food Products — 0.3%
ConAgra Foods, Inc.	27,892	$753,084
Kellogg Co.	10,675	534,390
		$1,287,474
Gas Utilities — 0.2%
Nicor, Inc.	16,441	$769,439
Peoples Energy Corp.	5,183	231,006
		$1,000,445

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	61,429	$2,849,691
Medtronic, Inc.	65,992	3,531,232
		$6,380,923
Health Care Providers & Services — 2.3%
Genesis HealthCare Corp.(1)	9,286	$438,578
Laboratory Corporation of America Holdings(1)	22,885	1,681,361
Manor Care, Inc.	5,168	242,483
McKesson Corp.	45,027	2,282,869
Omnicare, Inc.	21,501	830,584
Quest Diagnostics, Inc.	9,219	488,607
UnitedHealth Group, Inc.	61,522	3,305,577
WellPoint, Inc.(1)	25,106	1,975,591
		$11,245,650
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	38,610	$1,893,820
Darden Restaurants, Inc.	11,777	473,082
Harrah's Entertainment, Inc.	25,739	2,129,130
International Game Technology	2,084	96,281
Starwood Hotels & Resorts Worldwide, Inc.	20,021	1,251,312
Yum! Brands, Inc.	19,547	1,149,364
		$6,992,989
Household Durables — 0.6%
Fortune Brands, Inc.	18,128	$1,547,950
Garmin, Ltd.	15,596	868,073
Whirlpool Corp.	6,813	565,615
		$2,981,638
Household Products — 2.0%
Procter & Gamble Co.	158,855	$10,209,611
		$10,209,611
Independent Power Producers & Energy Traders — 0.3%
TXU Corp.	28,608	$1,550,840
		$1,550,840
Industrial Conglomerates — 3.6%
General Electric Co.	478,467	$17,803,757
		$17,803,757

Security	Shares	Value
Insurance — 5.0%
ACE, Ltd.	2,587	$156,695
Allstate Corp.	66,029	4,299,148
American International Group, Inc.	108,336	7,763,358
Lincoln National Corp.	7,151	474,826
Marsh & McLennan Cos., Inc.	101,972	3,126,462
MetLife, Inc.	37,444	2,209,570
PartnerRe, Ltd.	23,326	1,656,846
Prudential Financial, Inc.	35,186	3,021,070
St. Paul Travelers Cos., Inc.	37,065	1,990,020
		$24,697,995
Internet Software & Services — 1.5%
Google, Inc., Class A(1)	11,743	$5,407,417
VeriSign, Inc.(1)	87,817	2,111,999
		$7,519,416
IT Services — 1.3%
Automatic Data Processing, Inc.	37,355	$1,839,734
CheckFree Corp.(1)	23,654	949,945
Cognizant Technology Solutions Corp., Class A(1)	11,841	913,652
MoneyGram International, Inc.	22,219	696,788
Paychex, Inc.	41,638	1,646,367
Unisys Corp.(1)	33,075	259,308
		$6,305,794
Leisure Equipment & Products — 0.4%
Mattel, Inc.	86,368	$1,957,099
		$1,957,099
Life Sciences Tools & Services — 0.3%
Applera Corp.-Applied Biosystems Group	12,990	$476,603
Thermo Fisher Scientific, Inc.(1)	25,560	1,157,612
		$1,634,215
Machinery — 1.7%
Deere & Co.	37,296	$3,545,731
Eaton Corp.	37,227	2,797,237
Navistar International Corp.(1)	22,506	752,376
Parker Hannifin Corp.	18,645	1,433,428
		$8,528,772

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media — 3.7%
CBS Corp., Class B	24,994	$779,313
Comcast Corp., Class A(1)	65,887	2,788,997
Cox Radio, Inc., Class A(1)	8,581	139,870
Dow Jones & Co., Inc.	64,330	2,444,540
Idearc, Inc.(1)	9,194	263,408
Interpublic Group of Cos, Inc.(1)	62,468	764,608
Meredith Corp.	4,689	264,225
Time Warner, Inc.	256,667	5,590,207
Walt Disney Co.	163,975	5,619,423
		$18,654,591
Metals & Mining — 1.4%
Alcan, Inc. ADR	19,051	$928,546
Alcoa, Inc.	106,331	3,190,993
Freeport-McMoRan Copper & Gold, Inc., Class B	31,683	1,765,694
Nucor Corp.	19,594	1,071,008
		$6,956,241
Multiline Retail — 1.3%
Big Lots, Inc.(1)	46,681	$1,069,929
Dollar General Corp.	132,730	2,131,644
Federated Department Stores, Inc.	26,215	999,578
Nordstrom, Inc.	9,277	457,727
Saks, Inc.	30,588	545,078
Sears Holdings Corp.(1)	7,626	1,280,634
		$6,484,590
Multi-Utilities — 2.3%
Ameren Corp.	54,788	$2,943,759
CenterPoint Energy, Inc.	17,504	290,216
Consolidated Edison, Inc.	9,751	468,731
DTE Energy Co.	4,649	225,058
NiSource, Inc.	111,431	2,685,487
NorthWestern Corp.	25,000	884,500
Public Service Enterprise Group, Inc.	48,830	3,241,335
TECO Energy, Inc.	13,039	224,662
Xcel Energy, Inc.	12,009	276,928
		$11,240,676
Oil, Gas & Consumable Fuels — 8.6%
Chevron Corp.	123,720	$9,097,132
ConocoPhillips	83,017	5,973,073

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
El Paso Corp.	26,406	$403,484
EOG Resources, Inc.	32,118	2,005,769
Exxon Mobil Corp.	269,208	20,629,409
Parallel Petroleum Corp.(1)	15,000	263,550
Peabody Energy Corp.	8,828	356,739
Valero Energy Corp.	30,355	1,552,962
Williams Cos., Inc.	96,877	2,530,427
		$42,812,545
Paper and Forest Products — 0.2%
MeadWestvaco Corp.	33,483	$1,006,499
		$1,006,499
Personal Products — 0.1%
Alberto-Culver Co.	9,349	$200,536
Estee Lauder Cos., Inc., Class A	8,436	344,358
		$544,894
Pharmaceuticals — 6.4%
Abbott Laboratories	83,874	$4,085,503
Bristol-Myers Squibb Co.	176,539	4,646,506
Eli Lilly & Co.	55,212	2,876,545
Johnson & Johnson Co.	123,184	8,132,608
Merck & Co., Inc.	63,544	2,770,518
Pfizer, Inc.	206,384	5,345,346
Wyeth	82,703	4,211,237
		$32,068,263
Real Estate Investment Trusts (REITs) — 0.9%
Host Hotels & Resorts, Inc.	10,658	$261,654
Plum Creek Timber Co., Inc.	15,428	614,806
Simon Property Group, Inc.	36,203	3,667,002
		$4,543,462
Road & Rail — 0.2%
CSX Corp.	9,224	$317,582
Norfolk Southern Corp.	5,843	293,844
Union Pacific Corp.	3,044	280,109
		$891,535

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.7%
Advanced Micro Devices, Inc.(1)	26,547	$540,231
Analog Devices, Inc.	44,223	1,453,610
Applied Materials, Inc.	128,413	2,369,220
Broadcom Corp., Class A(1)	20,035	647,331
Intel Corp.	113,496	2,298,294
Intersil Corp., Class A	51,768	1,238,291
KLA-Tencor Corp.	32,861	1,634,835
MEMC Electronic Materials, Inc.(1)	2,657	103,995
Novellus Systems, Inc.(1)	41,395	1,424,816
PMC-Sierra, Inc.(1)	68,167	457,401
Teradyne, Inc.(1)	77,277	1,156,064
		$13,324,088
Software — 3.2%
Adobe Systems, Inc.(1)	32,525	1,337,428
Microsoft Corp.	430,836	12,864,763
Oracle Corp.(1)	90,238	1,546,679
Quest Software, Inc.(1)	17,700	259,305
		$16,008,175
Specialty Retail — 2.0%
Best Buy Co., Inc.	49,974	2,458,221
Home Depot, Inc.	123,241	4,949,359
Men's Wearhouse, Inc.	19,093	730,498
Sally Beauty Holdings, Inc.(1)	4,761	37,136
Sherwin-Williams Co.	22,742	1,445,936
Tiffany & Co.	14,641	574,513
		$10,195,663
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	36,327	3,597,463
		$3,597,463
Thrifts & Mortgage Finance — 1.1%
Countrywide Financial Corp.	42,615	1,809,007
MGIC Investment Corp.	30,567	1,911,660
PFF Bancorp, Inc.	7,488	258,411
Sovereign Bancorp, Inc.	5,380	136,598
Washington Mutual, Inc.	29,978	1,363,699
		$5,479,375

Security	Shares	Value
Tobacco — 1.9%
Altria Group, Inc.	73,745	$6,328,796
Reynolds American, Inc.	19,307	1,264,029
UST, Inc.	32,881	1,913,674
		$9,506,499
Wireless Telecommunication Services — 0.7%
Alltel Corp.	49,391	$2,987,168
NII Holdings, Inc., Class B(1)	10,118	652,004
		$3,639,172
Total Common Stocks (identified cost $419,421,800)		$502,111,150
Total Investments — 100.7% (identified cost $419,421,800)		$502,111,150
Covered Call Options Written — (1.0%)

Type of Contract	Number of Contracts	Premium Received	Value
S&P 500 Index, Expires 01/20/07, Strike 1,415	659	$1,176,010	$(1,159,840)
S&P 500 Index, Expires 01/20/07, Strike 1,420	2,390	4,025,284	(3,346,000)
S&P 500 Index, Expires 01/20/07, Strike 1,430	463	710,185	(412,070)

Total Covered Call Options Written (premiums received $5,911,479)	$(4,917,910)
Other Assets, Less Liabilities — 0.3%	$1,561,309
Net Assets — 100.0%	$498,754,549

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $419,421,800)	$502,111,150
Cash	3,094,646
Receivable for investments sold	14,297,229
Dividends and interest receivable	841,555
Tax reclaim receivable	837
Total assets	$520,345,417
Liabilities
Payable for investments purchased	$16,115,030
Written options outstanding, at value (premiums received $5,911,479)	4,917,910
Payable to affiliate for investment advisory fees	420,688
Payable to affiliate for Trustees' fees	4,586
Accrued expenses	132,654
Total liabilities	$21,590,868
Net assets applicable to common shares	$498,754,549
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 24,545,502 shares issued and outstanding	$245,455
Additional paid-in capital	415,787,846
Undistributed net investment income	31,898
Accumulated net realized loss (computed on the basis of identified cost)	(993,569)
Net unrealized appreciation (computed on the basis of identified cost)	83,682,919
Net assets applicable to common shares	$498,754,549
Net Asset Value Per Common Share
($498,754,549 ÷ 24,545,502 common shares issued and outstanding)	$20.32

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $2,790)	$10,709,735
Interest	94,105
Total investment income	$10,803,840
Expenses
Investment adviser fee	$4,804,905
Custodian fee	226,096
Printing and postage	87,477
Transfer and dividend disbursing agent fees	62,264
Legal and accounting services	38,945
Miscellaneous	51,831
Total expenses	$5,271,518
Deduct — Reduction of custodian fee	$26
Total expense reductions	$26
Net expenses	$5,271,492
Net investment income	$5,532,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,694,210
Written options	3,246,901
Net realized gain	$14,941,111
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$50,347,518
Written options	(4,063,330)
Net change in unrealized appreciation (depreciation)	$46,284,188
Net realized and unrealized gain	$61,225,299
Net increase in net assets from operations	$66,757,647

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
From operations — Net investment income	$5,532,348	$3,390,016
Net realized gain (loss) from investment transactions and written options.	14,941,111	(10,599,708)
Net change in unrealized appreciation (depreciation) from investments and written options.	46,284,188	37,398,731
Net increase in net assets from operations	$66,757,647	$30,189,039
Distributions to common shareholders — From net investment income	$(5,532,348)	$(3,390,016)
From net realized gain	(1,912,376)	(3,390,698)
Tax return of capital	(36,704,638)	(15,277,905)
Total distributions to common shareholders	$(44,149,362)	$(22,058,619)
Capital share transactions — Proceeds from sale of common shares	$—	$467,837,500 (2)
Reinvestment of distributions to common shareholders	367,888	418,869
Offering costs	(37,898)	(670,515)
Net increase in net assets from capital share transactions	$329,990	$467,585,854
Net increase in net assets	$22,938,275	$475,716,274
Net Assets Applicable to Common Shares
At beginning of year	$475,816,274	$100,000
At end of year	$498,754,549	$475,816,274
Undistributed net investment income included in net assets applicable to common shares
At end of year	$31,898	$—

(1)  For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $22,162,500.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended December 31,
	2006(1)	2005(1)(2)
Net asset value — Beginning of year	$19.400	$19.100	(3)
Income (loss) from operations
Net investment income	$0.226	$0.140
Net realized and unrealized gain	2.496	1.088
Total income from operations	$2.722	$1.228
Less distributions to common shareholders
From net investment income	$(0.226)	$(0.138)
From net realized gain	(0.078)	(0.138)
From tax return of capital	(1.496)	(0.624)
Total distributions to common shareholders	$(1.800)	$(0.900)
Common shares offering costs charged to paid-in capital	$(0.002)	$(0.028)
Net asset value — End of period	$20.320	$19.400
Market value — End of period	$21.100	$18.160
Total Investment Return on Net Asset Value(4)	14.88%	6.35	%(5)
Total Investment Return on Market Value(4)	27.44%	(0.45	)%(5)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$498,755	$475,816
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction	1.10%	1.11	%(6)†
Expenses after custodian fee reduction	1.10%	1.11	%(6)†
Net investment income	1.15%	1.06	%(6)†
Portfolio Turnover	20%	10%

†  The operating expenses of the Fund reflect a reimbursement of organization expenses by the Advisor. Had such action not been taken, the ratios would have changed by 0.01%.

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, April 29, 2005, to December 31, 2005.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 17, 2004. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S & P 500. Under normal market conditions, the Fund will seek to generate current earnings in part by writing index call options on the S & P 500. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put), and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions of net investment income and short-term gains in excess of long-term capital losses. At least annually the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended December 31, 2006 and for the period from the start of business April 29, 2005 to December 31, 2005 was as follows:

	Year Ended 12/31/06	Period Ended 12/31/05
Distributions declared from:
Ordinary income	$6,126,270	$4,956,045
Long-Term Capital Gain	$1,318,454	$1,824,669
Return of Capital	$36,704,638	$15,277,905

During the year ended December 31, 2006, accumulated net realized gain was decreased by $1,944,274, distributions in excess of net investment income was decreased by $38,648,912 and paid-in capital was decreased by $36,704,638 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$82,721,248

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the year ended December 31, 2006, the advisory fee amounted to $4,804,905. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $94,934,124 and $126,377,555 respectively, for the year ended December 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$419,389,902
Gross unrealized appreciation	$84,995,595
Gross unrealized depreciation	(2,274,347)
Net unrealized appreciation	$82,721,248

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
Sales	—	24,505,000
Issued to shareholders electing to receive payments of distributions in Fund shares	18,818	21,684
Net increase	18,818	24,526,684

(1)  For the period from the start of business, April 29, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2006 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	3,813	$6,086,874
Options written	43,805	67,329,434
Options terminated in closing purchase transactions	(44,106)	(67,504,829)
Outstanding, end of period	3,512	$5,911,479

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Buy-Write Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, April 29, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from the start of business, April 29, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the status of capital gain distributions.

Qualified Dividend Income. The Fund designates approximately $9,499,514, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Long-term Capital Gains Destributions — The Fund designates $1,318,454 as long-term capital gains distributions.

Eaton Vance Tax-Managed Buy-Write Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Buy-Write Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2006, our records indicate that there are 18 registered shareholders and approximately 19,558 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange (NYSE) symbol

The New York Stock Exchange (NYSE) symbol is ETB.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (April 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the period from inception (April 2005) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" referes to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2009. 3 years. Trustee and Vice President since 2005	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2009. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2009. 3 years. Trustee and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	170	None

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2005	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2005	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 22, 2006. The Fund has also filed its CEO and CFO certifications requires by Section 302 of the Sarbanes-Oxley Act with the SEC, as an exhibit to its most recent Form N-CSR.

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Investment Adviser of Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2427-2/07  CE-TMBWISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)—(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$31,540	$32,790

Audit-Related Fees(1)	15,000	0

Tax Fees(2)	6,405	7,650

All Other Fees(3)	0	0

Total	$52,945	$40,440

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/05	12/31/06

Registrant	$21,405	$7,650

Eaton Vance(1)	$179,500	$69,600

(1)             The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

EVM is investment adviser to the Fund.  EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.  In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers.  Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Mr. Row is a Vice President and the Director of Equity Research at EVM.  Mr. Row has been a member of EVM’s research team since 1996.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio.  Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities.  Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds.  Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies.  Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	7	$9,170.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas Seto
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8,174	$15,405.3	0	$0
Ronald M. Egalka
Registered Investment Companies	6	$9,166.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	378	$1,719.9	0	$0

*                    In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$1,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$1,001 - $50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock.  Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus.

There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date:	February 16, 2007
By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date:	February 16, 2007